UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2017

Argos Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35443	56-2110007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4233 Technology Drive Durham, North Carolina 27704
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (919) 287-6300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry Into a Material Definitive Agreement

On June 15, 2017, Argos Therapeutics, Inc. (the “Company”) entered into a note purchase agreement (the “Note Purchase Agreement”) with Pharmstandard International S.A. (“Pharmstandard”), pursuant to which the Company agreed to issue and sell to Pharmstandard a convertible secured promissory note in the original principal amount of $6,000,000 (the “Note”) in a private placement (the “Financing”).

The Company will issue the note to Pharmstandard on the closing date of the Financing. Under the Note, the maturity date for the payment of principal and interest will be the fifth anniversary of the issue date. The Note will bear interest at a rate of 9.5% per annum, which interest will compound annually. The Note will be secured by a lien on and security interest in all of the Company’s intellectual property. The Company may prepay the Note in whole or in part at any time without penalty or premium. Upon the occurrence of certain events of default, Pharmstandard will have the option to require the Company to repay the unpaid principal amount of the Note and any unpaid accrued interest.

In addition, at Pharmstandard’s election, Pharmstandard may convert the entire principal and interest on the Note into shares of the Company’s common stock at a price per share equal to $0.50, which is the product of 1.225 and the closing price of the Company’s common stock on The NASDAQ Global Market on June 14, 2017. However, Pharmstandard will not be permitted to convert the entire Note if such conversion would result in Pharmstandard and its affiliates holding shares that exceed 39.9% of the total number of outstanding shares of common stock of the Company or 39.9% of the combined voting power of all outstanding securities of the Company. To the extent that conversion of the entire Note would cause Pharmstandard and its affiliates to exceed these thresholds, Pharmstandard may convert a portion of the Note to the extent these thresholds are not exceeded by such partial conversion.

Pharmstandard is the Company’s largest stockholder, and beneficially owned, in the aggregate, shares representing approximately 39.52% of the Company’s outstanding common stock as of April 28, 2017. In addition, two members of the Company’s board of directors are closely associated with Pharmstandard.

The Company has agreed to pay the legal expenses of Pharmstandard, including legal expenses incurred in connection with the resale registration obligations of the Company set forth in the Registration Rights Agreement; provided, however, that the Company shall have no obligation to pay more than a total of $100,000 with respect to such expenses. The Company has granted Pharmstandard, and Pharmstandard has granted the Company, indemnification rights with respect to their respective representations, warranties, covenants and agreements under the Note Purchase Agreement.

The closing is expected to occur on June 21, 2017, and is subject to the satisfaction of certain customary closing conditions.

Security Agreement

In connection with the issuance of the Note, the Company will enter into a Security Agreement with Pharmstandard on the date of the closing of the Financing. Pursuant to the Security Agreement, the Company will grant to Pharmstandard a first-priority lien on, and security interest in, substantially all of its intellectual property collateral and will agree, with certain exceptions, not to incur certain future indebtedness and liens or to sell, transfer, license or otherwise dispose of any material portion of the intellectual property collateral. Upon the occurrence of events of default under the Note, Pharmstandard will have certain rights to the intellectual property collateral as set forth in the Security Agreement.

Registration Rights Agreement

On June 15, 2017, in connection with entering into the Note Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Pharmstandard, pursuant to which the Company has agreed to register for resale the shares of the Company’s common stock issued or issuable upon conversion of the Note (the “Conversion Shares”). Under the Registration Rights Agreement, the Company has agreed to use its best efforts to file a registration statement covering the Conversion Shares within 60 days of the closing, and to use its best efforts to keep such registration statement effective until the date the Conversion Shares have been sold or may be sold pursuant to Rule 144 without restriction.

In the event that a registration statement has not been filed by the Company within 60 days of the closing (subject to extension under certain circumstances), the Company has agreed to pay to Pharmstandard, as liquidated damages, an amount equal to 1% of the product of the number of registrable securities and the conversion price of the Conversion Shares (the “Conversion Amount”) for each 30-day period or pro rata for any portion thereof during which no such registration statement is filed. Moreover, in the event (i) the registration statement is not declared effective by the Securities and Exchange Commission (the “SEC”) by the 120th day following the closing, or (ii) after the registration statement has been declared effective by the SEC, the registration statement is not available to cover any sales of Conversion Shares, then the Company has agreed to pay Pharmstandard, as liquidated damages, an amount equal to 1% of the Conversion Amount held by Pharmstandard for each 30-day period or pro rata for any portion thereof following the date by which the Registration Statement should have been effective, subject to specified exceptions.

The Company has granted Pharmstandard, and Pharmstandard has granted to the Company, customary indemnification rights in connection with the registration statement.

The foregoing descriptions of the Note Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the Note Purchase Agreement and the Registration Rights Agreement, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated by reference herein. The foregoing descriptions of the Note and the Security Agreement are qualified in their entirety by reference to the full text of the Note and the Security Agreement, forms of which are included as exhibits to the Note Purchase Agreement in Exhibit 10.1, and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of Pharmstandard in the Note Purchase Agreement, the Note will be issued and sold in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) set forth in Section 4(a)(2) of the Securities Act. The issuance of the Note has not been registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the Note will not involve a public offering. Pharmstandard represented that it is an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that it is acquiring the Note for investment purposes only and not with a view to any resale, distribution or other disposition of the Note in violation of the United States federal securities laws, and the Company took reasonable steps to verify that Pharmstandard is an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

Item 8.01 Other Events.

On June 16, 2017, the Company issued a press release announcing the sale of the Note. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

As of March 31, 2017, the Company had cash and cash equivalents of $11.1 million and working capital of $8.5 million. The Company expects that its cash and cash equivalents, together with the proceeds from the closing of the Financing, only will enable it to continue its business operations through August 2017. However, even with the proceeds from the sale of the Note, the Company will not have sufficient cash resources to pay its obligations as they become due or to fund the Company’s operations until the point at which the Company has reached 290 events in its Phase 3 ADAPT trial of Rocapuldencel-T and has the associated data. The Company has initiated discussions with Saint-Gobain Performance Plastics Corporation, Invetech Pty Ltd, and Medpace, Inc., regarding the fees that the Company owes them, but there can be no assurance that the Company will be able to enter into any arrangement with any of these parties on favorable terms, on a timely basis or at all. Therefore, the Company will need to raise additional capital in order to continue to operate its business. The Company expects to seek to raise additional capital through the sale of equity or convertible debt. Alternatively, the Company may seek to engage in one or more potential transactions, such as the sale of the company, a strategic partnership with one or more parties or the licensing, sale or divestiture of some of its assets or proprietary technologies, but there can be no assurance that the Company will be able to enter into such a transaction or transactions on a timely basis or on terms that are favorable to the Company or at all. Under these circumstances, the Company may instead determine to dissolve and liquidate its assets or seek protection under the bankruptcy laws. If the Company decides to dissolve and liquidate its assets or to seek protection under the bankruptcy laws, it is unclear to what extent the Company will be able to pay its obligations, and, accordingly, it is further unclear whether and to what extent any resources will be available for distributions to stockholders.

The 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) of the Company has been scheduled for July 28, 2017. Because the date of the 2017 Annual Meeting is more than 30 days after the anniversary date of the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”), in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of such date. Proposals of stockholders intended to be presented at the 2017 Annual Meeting must be received by us no later than June 20, 2017 in order to be included in our proxy statement and form of proxy relating to that meeting. These proposals must comply with the requirements as to form and substance established by the Securities and Exchange Commission for such proposals in order to be included in our proxy statement for the 2017 Annual Meeting. In addition, our bylaws establish an advance notice procedure for nominations for election to our board of directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. The deadline for stockholder proposals submitted pursuant to the advance notice procedure in our bylaws has passed.

IMPORTANT ADDITIONAL INFORMATION

Any statements in this Form 8-K about the Company’s future expectations, plans and prospects, including statements about the expected and potential future closing of the Financing, the Company’s financial prospects, anticipated use of proceeds, future operations and sufficiency of funds for future operations, and future expectations and plans and prospects for the Company and other statements containing the words “believes,” “anticipates,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “targets,” “may,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including whether the conditions for the closing of the Financing will be satisfied; whether the Company’s cash resources will be sufficient to fund its continuing operations for the periods anticipated; whether the Company will be able to raise additional financing on a timely basis; whether the Company will be able to enter into arrangements with creditors; the impact of the analysis of the data and discussions with the U.S. Food and Drug Administration on the development of Rocapuldencel-T; the impact of the recommendation of the Independent Data Monitoring Committee on the continuation of the ADAPT trial; whether results obtained in clinical trials will be indicative of results obtained in future clinical trials; whether the Company’s product candidates will advance through the clinical trial process on a timely basis; whether the results of such trials will warrant submission for approval from the FDA or equivalent foreign regulatory agencies; whether the Company’s product candidates will receive approval from regulatory agencies on a timely basis or at all; whether, if product candidates obtain approval, they will be successfully distributed and marketed; whether Argos can successfully establish commercial manufacturing operations on a timely basis or at all; and other factors discussed in the “Risk Factors” section of the Company’s most recent quarterly report on Form 10-Q filed with the SEC, and in other filings the Company makes with the SEC from time to time. In addition, the forward-looking statements included in this Form 8-K represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01 Financial Statements and Exhibits.

The Exhibits to this Current Report on Form 8-K are listed in the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGOS THERAPEUTICS, INC.

By:	/s/ Jeffrey D. Abbey
Name:	Jeffrey D. Abbey
Title:	President and Chief Executive Officer

DATED: June 16, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1

Note Purchase Agreement, dated June 15, 2017, by and between the Company and Pharmstandard International S.A., including a form of the Convertible Secured Promissory Note to be issued by the Company and the Security Agreement to be entered into by the Company and Pharmstandard International S.A.

10.2	Registration Rights Agreement, dated June 15, 2017, by and between the Company and Pharmstandard International S.A.

99.1	Press Release dated June 16, 2017